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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: January 29, 1998
(Date of earliest event reported)

Commission File No. 33-34957


                       HomeSide Mortgage Securities, Inc.
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           Delaware                                      59-2957725
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   (State of Incorporation)                 (I.R.S. Employer Identification No.)


7301 Baymeadows Way, Jacksonville, FL                          32256
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Address of principal executive offices                       (Zip Code)


                                 (904) 281-3000
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)






                                  Page 1 of 6
                         Index to Exhibits is on Page 6
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ITEM 5.     Other Events


Filing of Computational Materials

            Attached as Exhibit 99.1 are Computational Materials (as defined in the no-action letter dated May 27, 1994 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Donaldson, Lufkin & Jenrette Securities Corporation in connection with the offering of Multi-Class Mortgage Pass-Through Certificates, Series 1998-1.


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ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits


Item 601(a)
of Regulation S-K

Exhibit No.                                  Description
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(99.1)                                       Computational Materials













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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOMESIDE MORTGAGE SECURITIES, INC.

January 29, 1998

                                   By: /s/ W. Blake Wilson
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                                       Name: W. Blake Wilson
                                       Title: Vice President
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                               INDEX TO EXHIBITS


Exhibit No.                       Description                         Page

  (99.1)                          Computational Materials              6